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Air Lease Corporation
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Air Lease Corporation Spring 2021 Stockholder Engagement Air Lease Corporation Spring 2021 Stockholder Engagement

Forward Looking Statements & Non-GAAP Measures Statements in this presentation that are not historical facts are hereby identified as “forward-looking statements,” including any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. We wish to caution you that our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors, including, but not limited to, the following: • the extent to which the coronavirus (“COVID-19”) pandemic and related efforts to mitigate its spread ultimately impact our business, results of operation and financial condition; • our inability to obtain the significant capital we require to refinance our outstanding indebtedness and to acquire aircraft, or our inability to make our debt payments and obtain incremental capital; • increases in our cost of borrowing or changes in interest rates and their impact on us; • our ability to generate sufficient returns on our aircraft investments by making acquisitions of, and leases of, aircraft on favorable terms and, ultimately, selling aircraft on favorable terms; • the failure to close our aircraft acquisitions, including as a result of any manufacturer failing to meet its contractual aircraft delivery obligations to us, resulting in our inability to deliver the aircraft to our lessees; • impaired financial condition and liquidity of our lessees; • changes in overall demand for commercial aircraft leasing and aircraft management services; • deterioration of economic conditions in the commercial aviation industry generally; • our aircraft becoming obsolete or experiencing a decline in customer demand; • events outside of our control, such as the threat or realization of epidemic diseases in addition to COVID-19, natural disasters, terrorist attacks and war or armed hostilities between countries or non-state actors and the amount of our insurance coverage, if any, relating thereto; • changes in the regulatory environment, including tariffs and other restrictions on trade; • our inability to effectively oversee our managed fleet; • other factors affecting our business or the business of our lessees and aircraft manufacturers or their suppliers that are beyond our or their control, including natural disasters, pandemics (such as COVID-19) and measures taken to contain its spread, and governmental actions; and • the factors discussed under “Part I—Item 1A. Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2020, and other SEC filings, including future SEC filings. 2Forward Looking Statements & Non-GAAP Measures Statements in this presentation that are not historical facts are hereby identified as “forward-looking statements,” including any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. We wish to caution you that our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors, including, but not limited to, the following: • the extent to which the coronavirus (“COVID-19”) pandemic and related efforts to mitigate its spread ultimately impact our business, results of operation and financial condition; • our inability to obtain the significant capital we require to refinance our outstanding indebtedness and to acquire aircraft, or our inability to make our debt payments and obtain incremental capital; • increases in our cost of borrowing or changes in interest rates and their impact on us; • our ability to generate sufficient returns on our aircraft investments by making acquisitions of, and leases of, aircraft on favorable terms and, ultimately, selling aircraft on favorable terms; • the failure to close our aircraft acquisitions, including as a result of any manufacturer failing to meet its contractual aircraft delivery obligations to us, resulting in our inability to deliver the aircraft to our lessees; • impaired financial condition and liquidity of our lessees; • changes in overall demand for commercial aircraft leasing and aircraft management services; • deterioration of economic conditions in the commercial aviation industry generally; • our aircraft becoming obsolete or experiencing a decline in customer demand; • events outside of our control, such as the threat or realization of epidemic diseases in addition to COVID-19, natural disasters, terrorist attacks and war or armed hostilities between countries or non-state actors and the amount of our insurance coverage, if any, relating thereto; • changes in the regulatory environment, including tariffs and other restrictions on trade; • our inability to effectively oversee our managed fleet; • other factors affecting our business or the business of our lessees and aircraft manufacturers or their suppliers that are beyond our or their control, including natural disasters, pandemics (such as COVID-19) and measures taken to contain its spread, and governmental actions; and • the factors discussed under “Part I—Item 1A. Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2020, and other SEC filings, including future SEC filings. 2

Forward Looking Statements & Non-GAAP Measures We also refer you to the documents the Company files from time to time with the Securities and Exchange Commission (“SEC”), specifically the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 which contains and identifies important factors that could cause the actual results for the Company on a consolidated basis to differ materially from expectations and any subsequent documents the Company files with the SEC. The factors noted above and the risks included in our other SEC filings may be increased or intensified as a result of the COVID-19 pandemic, including if there is a resurgence of the COVID- 19 virus after the initial outbreak subsides. The extent to which the COVID-19 pandemic ultimately impacts our business, results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted. See the risk factor in “Part II -- Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q, “The coronavirus (COVID-19) pandemic and related efforts to mitigate the pandemic have impacted our business, and the extent to which the COVID-19 pandemic and measures taken to contain its spread ultimately impact our business will depend on future developments, which are highly uncertain and are difficult to predict.” All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. If any such risks or uncertainties develop, our business, results of operation and financial condition could be adversely affected. The Company has an effective registration statement (including a prospectus) with the SEC. Before you invest in any offering of the Company’s securities, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and any such offering. You may obtain copies of the Company’s most recent Annual Report on Form 10-K and the other documents it files with the SEC for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company will arrange to send such information if you request it by contacting Air Lease Corporation, General Counsel and Secretary, 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, (310) 553-0555. The Company routinely posts information that may be important to investors in the “Investors” section of the Company’s website at www.airleasecorp.com. Investors and potential investors are encouraged to consult the Company’s website regularly for important information about the Company. The information contained on, or that may be accessed through, the Company’s website is not incorporated by reference into, and is not a part of, this presentation. In addition to financial results prepared in accordance with U.S. generally accepted accounting principles, or GAAP, this presentation contains certain non- GAAP financial measures. Management believes that in addition to using GAAP results in evaluating our business, it can also be useful to measure results using certain non-GAAP financial measures. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with their most direct comparable GAAP financial results set forth in the Appendix section. 3Forward Looking Statements & Non-GAAP Measures We also refer you to the documents the Company files from time to time with the Securities and Exchange Commission (“SEC”), specifically the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 which contains and identifies important factors that could cause the actual results for the Company on a consolidated basis to differ materially from expectations and any subsequent documents the Company files with the SEC. The factors noted above and the risks included in our other SEC filings may be increased or intensified as a result of the COVID-19 pandemic, including if there is a resurgence of the COVID- 19 virus after the initial outbreak subsides. The extent to which the COVID-19 pandemic ultimately impacts our business, results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted. See the risk factor in “Part II -- Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q, “The coronavirus (COVID-19) pandemic and related efforts to mitigate the pandemic have impacted our business, and the extent to which the COVID-19 pandemic and measures taken to contain its spread ultimately impact our business will depend on future developments, which are highly uncertain and are difficult to predict.” All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. If any such risks or uncertainties develop, our business, results of operation and financial condition could be adversely affected. The Company has an effective registration statement (including a prospectus) with the SEC. Before you invest in any offering of the Company’s securities, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and any such offering. You may obtain copies of the Company’s most recent Annual Report on Form 10-K and the other documents it files with the SEC for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company will arrange to send such information if you request it by contacting Air Lease Corporation, General Counsel and Secretary, 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, (310) 553-0555. The Company routinely posts information that may be important to investors in the “Investors” section of the Company’s website at www.airleasecorp.com. Investors and potential investors are encouraged to consult the Company’s website regularly for important information about the Company. The information contained on, or that may be accessed through, the Company’s website is not incorporated by reference into, and is not a part of, this presentation. In addition to financial results prepared in accordance with U.S. generally accepted accounting principles, or GAAP, this presentation contains certain non- GAAP financial measures. Management believes that in addition to using GAAP results in evaluating our business, it can also be useful to measure results using certain non-GAAP financial measures. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with their most direct comparable GAAP financial results set forth in the Appendix section. 3

Air Lease Overview

Air Lease Corporation ("ALC"; ticker: AL) is a leading global commercial aircraft leasing company

- Founded in 2010 with our IPO on the NYSE in 2011, we are one of the world's largest customers for new commercial jet aircraft
- We purchase new commercial jet transport aircraft directly from aircraft manufacturers and lease those aircraft to airlines throughout the world
- We have a diversified, global customer base with 112 airlines across 60 countries as of December 31, 2020


Assets ($ in billions)
$14.0
$15.6
$18.5
$21.7
$25.2
2016
2017
2018
2019
2020


Revenues ($ in billions)
$1.4
$1.5
$1.7
$2.0
$2.0
2016
2017
2018
2019
2020

All information per ALC public filings.
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A Leader in Aircraft Leasing Air Lease is a $50 billion aircraft leasing platform $25.2 Billion 413 Aircraft 361 Aircraft $26.8 Billion $7.7 Billion 2 Total Owned & On order Committed Liquidity 1 Managed Rentals Assets 98% ~73% >95% 92% 89% Unsecured debt fleet NBV to flag revenues from rentals oror de dr b er b ook ook pos pos itiion tion s s on carriers or airlines w/ associated with long- throu long gh- 2022 on term leas les on g- 93% 3 gov’t ownership term lease agreements th ter rou mgh leas 2021 es Fixed rate debt S&P Fitch Kroll BBB BBB A- Negative Negative Negative All information per ALC public filings and as of December 31, 2020. Note: $50 billion leasing platform consists of $25.2 billion in assets, $23.9 billion in commitments to acquire aircraft and over $2 billion in 1 managed aircraft. Includes $13.6 billion in contracted minimum rental payments on the aircraft in our existing fleet and $13.2 billion in minimum future rental payments related to aircraft which will deliver through 2 2025. Available liquidity of $7.7 billion is comprised of unrestricted cash of $1.7 billion and an available borrowing capacity under our committed unsecured revolving credit facility of $6.0 billion. 3. Includes any form of government ownership; however, this does not guarantee our ability to collect contractual rent payments. 5A Leader in Aircraft Leasing Air Lease is a $50 billion aircraft leasing platform $25.2 Billion 413 Aircraft 361 Aircraft $26.8 Billion $7.7 Billion 2 Total Owned & On order Committed Liquidity 1 Managed Rentals Assets 98% ~73% >95% 92% 89% Unsecured debt fleet NBV to flag revenues from rentals oror de dr b er b ook ook pos pos itiion tion s s on carriers or airlines w/ associated with long- throu long gh- 2022 on term leas les on g- 93% 3 gov’t ownership term lease agreements th ter rou mgh leas 2021 es Fixed rate debt S&P Fitch Kroll BBB BBB A- Negative Negative Negative All information per ALC public filings and as of December 31, 2020. Note: $50 billion leasing platform consists of $25.2 billion in assets, $23.9 billion in commitments to acquire aircraft and over $2 billion in 1 managed aircraft. Includes $13.6 billion in contracted minimum rental payments on the aircraft in our existing fleet and $13.2 billion in minimum future rental payments related to aircraft which will deliver through 2 2025. Available liquidity of $7.7 billion is comprised of unrestricted cash of $1.7 billion and an available borrowing capacity under our committed unsecured revolving credit facility of $6.0 billion. 3. Includes any form of government ownership; however, this does not guarantee our ability to collect contractual rent payments. 5

ALC 2020 Performance Performance for twelve months ended 12/31/20 Revenues $2.0 billion Earnings $4.39 diluted EPS 32.1% pre-tax margin Profitability 1 12.4% adjusted pre-tax ROE 2 Collection Rate 88% for 2020 3 Lease Utilization Rate 99.7% for 2020 $4.5 billion investment grade notes Demonstrated capital markets access issued All information as of December 31, 2020 unless noted otherwise. (1) Adjusted Pre-Tax Return on Common Equity is calculated as the trailing twelve month Adjusted Net Income Before Income Taxes divided by average common shareholders’ equity. Adjusted Pre-Tax Return on Common Equity and Adjusted Net Income Before Income Taxes are non-GAAP financial measures. See appendix for a reconciliation to its most directly comparable GAAP measure. (2) Collection Rate is defined as the sum of cash collected from lease rentals and maintenance reserves, and includes cash recovered from outstanding receivables from previous periods, as a percentage of the total contracted receivables due for the period. The Collection Rate is calculated after giving effect to lease deferral arrangements made as of December 31, 2020. (3) Lease Utilization Rate is calculated based on the number of days each aircraft was subject to a lease or letter of intent during the period, weighted by the net book value of the aircraft. 6ALC 2020 Performance Performance for twelve months ended 12/31/20 Revenues $2.0 billion Earnings $4.39 diluted EPS 32.1% pre-tax margin Profitability 1 12.4% adjusted pre-tax ROE 2 Collection Rate 88% for 2020 3 Lease Utilization Rate 99.7% for 2020 $4.5 billion investment grade notes Demonstrated capital markets access issued All information as of December 31, 2020 unless noted otherwise. (1) Adjusted Pre-Tax Return on Common Equity is calculated as the trailing twelve month Adjusted Net Income Before Income Taxes divided by average common shareholders’ equity. Adjusted Pre-Tax Return on Common Equity and Adjusted Net Income Before Income Taxes are non-GAAP financial measures. See appendix for a reconciliation to its most directly comparable GAAP measure. (2) Collection Rate is defined as the sum of cash collected from lease rentals and maintenance reserves, and includes cash recovered from outstanding receivables from previous periods, as a percentage of the total contracted receivables due for the period. The Collection Rate is calculated after giving effect to lease deferral arrangements made as of December 31, 2020. (3) Lease Utilization Rate is calculated based on the number of days each aircraft was subject to a lease or letter of intent during the period, weighted by the net book value of the aircraft. 6

COVID-19 Pandemic The global pandemic resulting from COVID-19 has had an unprecedented impact and disrupted the operations of our lessees, aircraft manufacturers and suppliers. The impact of the COVID-19 pandemic to our business includes, among other things, the following: As of February 22, 2021, most of our lessees have requested some form of accommodation and we have agreed to accommodations with approximately 61% of our lessees. Generally, these accommodations have been in the form of partial lease deferrals for payments due during 2020, typically with a short-term repayment period. The majority of the deferrals are to be repaid within 12 months from the date the deferrals were granted, and in many cases, include lease extensions. As of February 22, 2021, our total deferrals, net of repayments, was $144.3 million. As of February 22, 2021, we have agreed to defer $240.4 million in lease payments, of which $96.1 million or 40% of the total deferrals have been repaid. Our net deferrals only represented approximately 1.9% of our total available liquidity as of December 31, 2020. While the majority of the accommodations are in the form of lease deferrals, we have also entered into some lease restructurings, which typically included lease extensions, resulting in a decrease of approximately $49.2 million in revenue for the year ended December 31, 2020. (1) Our Collection Rate for the twelve months ended December 31, 2020 was 88%. Because collection was not reasonably assured with certain lessees, we did not recognize rental revenue of approximately $49.4 million for the year ended December 31, 2020. Aircraft on lease with these lessees represented approximately 7.8% of our fleet by net book value as of December 31, 2020. (2) Our Lease Utilization Rate for the year ended December 31, 2020 was 99.7%. COVID-19 has caused disruption in the financial markets. However, during the COVID-19 pandemic, we have maintained a significant liquidity position of $7.7 billion and have raised $3.8 billion in aggregate principal Medium-Term Notes with a weighted average interest rate of 2.6%. (1) Collection Rate is defined as the sum of cash collected from lease rentals and maintenance reserves, and includes cash recovered from outstanding receivables from previous periods, as a percentage of the total contracted receivables due for the period. The collection rate is calculated after giving effect to lease deferral arrangements made as of December 31, 2021. We define liquidity as unrestricted cash plus the available borrowing capacity under our unsecured committed revolving credit facility. (2) The Lease Utilization Rate is calculated based on the number of days each aircraft was subject to a lease or letter of intent during the period, weighted by the net book value of the aircraft. 7COVID-19 Pandemic The global pandemic resulting from COVID-19 has had an unprecedented impact and disrupted the operations of our lessees, aircraft manufacturers and suppliers. The impact of the COVID-19 pandemic to our business includes, among other things, the following: As of February 22, 2021, most of our lessees have requested some form of accommodation and we have agreed to accommodations with approximately 61% of our lessees. Generally, these accommodations have been in the form of partial lease deferrals for payments due during 2020, typically with a short-term repayment period. The majority of the deferrals are to be repaid within 12 months from the date the deferrals were granted, and in many cases, include lease extensions. As of February 22, 2021, our total deferrals, net of repayments, was $144.3 million. As of February 22, 2021, we have agreed to defer $240.4 million in lease payments, of which $96.1 million or 40% of the total deferrals have been repaid. Our net deferrals only represented approximately 1.9% of our total available liquidity as of December 31, 2020. While the majority of the accommodations are in the form of lease deferrals, we have also entered into some lease restructurings, which typically included lease extensions, resulting in a decrease of approximately $49.2 million in revenue for the year ended December 31, 2020. (1) Our Collection Rate for the twelve months ended December 31, 2020 was 88%. Because collection was not reasonably assured with certain lessees, we did not recognize rental revenue of approximately $49.4 million for the year ended December 31, 2020. Aircraft on lease with these lessees represented approximately 7.8% of our fleet by net book value as of December 31, 2020. (2) Our Lease Utilization Rate for the year ended December 31, 2020 was 99.7%. COVID-19 has caused disruption in the financial markets. However, during the COVID-19 pandemic, we have maintained a significant liquidity position of $7.7 billion and have raised $3.8 billion in aggregate principal Medium-Term Notes with a weighted average interest rate of 2.6%. (1) Collection Rate is defined as the sum of cash collected from lease rentals and maintenance reserves, and includes cash recovered from outstanding receivables from previous periods, as a percentage of the total contracted receivables due for the period. The collection rate is calculated after giving effect to lease deferral arrangements made as of December 31, 2021. We define liquidity as unrestricted cash plus the available borrowing capacity under our unsecured committed revolving credit facility. (2) The Lease Utilization Rate is calculated based on the number of days each aircraft was subject to a lease or letter of intent during the period, weighted by the net book value of the aircraft. 7

Air Lease 2020 Executive Compensation Program 2020 Executive Compensation Program Decisions & Outcomes Our executive compensation program is designed for a company with a small team of talented individuals with extensive industry experience who manage and lead a highly capital-intensive business. We do this by tying compensation to the achievement of performance goals that promote the creation of stockholder value and by designing compensation to reward and retain our high-caliber executives in a competitive market. In February 2020, we structured our executive compensation program so that approximately 70% of our executives’ target compensation is in performance-based vehicles and set robust goals that challenge our executives to contribute to our annual and long-term objectives and reward them when those objectives are achieved. Even though the total revenue and adjusted pre-tax return on common equity targets for our annual cash bonus plan were established in February 2020 before the onset of the COVID-19 pandemic, we did not make any adjustments to the original targets to take into account the financial impacts of the pandemic on our business. Because our goals were robust, our performance did not meet the targets for these measures and the corporate factor for our annual bonuses was 40% of target. We also did not make any adjustments to our 2020 long-term equity performance awards. The original per share book value targets for our book-value RSUs set in 2018 were not adjusted, and those RSU vested below target. 8Air Lease 2020 Executive Compensation Program 2020 Executive Compensation Program Decisions & Outcomes Our executive compensation program is designed for a company with a small team of talented individuals with extensive industry experience who manage and lead a highly capital-intensive business. We do this by tying compensation to the achievement of performance goals that promote the creation of stockholder value and by designing compensation to reward and retain our high-caliber executives in a competitive market. In February 2020, we structured our executive compensation program so that approximately 70% of our executives’ target compensation is in performance-based vehicles and set robust goals that challenge our executives to contribute to our annual and long-term objectives and reward them when those objectives are achieved. Even though the total revenue and adjusted pre-tax return on common equity targets for our annual cash bonus plan were established in February 2020 before the onset of the COVID-19 pandemic, we did not make any adjustments to the original targets to take into account the financial impacts of the pandemic on our business. Because our goals were robust, our performance did not meet the targets for these measures and the corporate factor for our annual bonuses was 40% of target. We also did not make any adjustments to our 2020 long-term equity performance awards. The original per share book value targets for our book-value RSUs set in 2018 were not adjusted, and those RSU vested below target. 8

Small, Talented Team Responsible for Managing Complex Business Compared to other capital intensive businesses similar to ALC, our employees are responsible for significantly more revenue, income and assets Revenue / Employee Total Assets / Employee Net Income / Employee Company/Industry (mm) (mm) (mm) 1 Air Lease Corporation $16.79 $210.13 $4.17 2 2020 Custom Benchmark $0.80 $5.24 $0.09 1 As of December 31, 2020 2 Source: Bloomberg. Reflects average of the company’s custom benchmark group as disclosed in our definitive proxy statement filed with the SEC on March 18, 2021, other than Aircastle Limited, which was acquired in 2020. 9Small, Talented Team Responsible for Managing Complex Business Compared to other capital intensive businesses similar to ALC, our employees are responsible for significantly more revenue, income and assets Revenue / Employee Total Assets / Employee Net Income / Employee Company/Industry (mm) (mm) (mm) 1 Air Lease Corporation $16.79 $210.13 $4.17 2 2020 Custom Benchmark $0.80 $5.24 $0.09 1 As of December 31, 2020 2 Source: Bloomberg. Reflects average of the company’s custom benchmark group as disclosed in our definitive proxy statement filed with the SEC on March 18, 2021, other than Aircastle Limited, which was acquired in 2020. 9

2020 Annual Performance-Based Incentive Program

We did not adjust the targets for our executive compensation programs, which were established in February 2020 before the extent of the COVID-19 pandemic was recognized. As a result of the challenges the aviation industry, our customers and business faced this year, our performance-based compensation was paid below target.

Performance-Based Annual Incentives

Weight	Financial Performance Measures	2020 Target	Change versus 2019 Target	2020 Actual Performance	Achievement Level
80%	Overall Revenue	$2,139	5.5%	$2,015	0%
	Adjusted Pre-Tax Return on Common Equity*	14.1%	(6.6%)	12.4%*	0%

Weight	Strategic Objective	Performance Against Strategic Goal	
20%	1) Cumulative placement of aircraft through 2023	✓ We ended 2020 with 73% lease placement through 2023, significantly exceeding expectations.	200%

Total (Company Performance Factor)	**40%**

*Adjusted pre-tax return on common equity is a non-GAAP financial measure. See appendix for a reconciliation to its most directly comparable GAAP measure.

10

2020 Long-Term Incentives Aligned with Performance

50% Book Value appreciation RSUs, 25% Relative Total Shareholder Return, 25% Time-Based RSUs

2020 Long-Term Incentives

	Equity Mix	Key Elements	Performance Link
75% of CEO's and Named Executive Officers' long-term annual equity awards consist of performance-based shares	Book Value RSUs *(50%)*	• Book value is a key value driver of our stockholder value • Cliff vest at the end of a 3-year performance period (rather than annually as in years prior to 2018) • Book value must increase by more than 18% over the 3-year performance period for any RSUs to vest • Book value must increase by 27% over the three-year performance period for target RSU awards to vest	Book Value Appreciation
	Relative TSR *(25%)*	• Focuses executives on actions that will generate sustainable value creation • 3-year performance measurement period • TSR measured against S&P 400 MidCap Index	Total Shareholder Return
25% of CEO's and Named Executive Officers' LTI is time-based	Time-based RSUs *(25%)*	• Time-based RSUs provide a retention incentive • Vests in three equal annual installments	Share Price Appreciation

AIR LEASE CORPORATION
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Demonstrated Responsiveness to Stockholder Feedback Stockholder Engagement § To better understand our investors’ perspectives regarding our executive compensation program, for the last several years we have engaged in stockholder outreach, engaging holders of over 55% of outstanding shares after our 2020 proxy statement was filed (none of whom were our employees or directors) § The feedback we heard from our stockholders throughout our engagement meetings was shared with the leadership development and compensation committee and entire Board, and was incorporated into 2020 compensation decisions and our 2021 compensation program What we looked at Outcomes ü Structure of Executive Chairman’s annual bonus changed since 2018 so that, in lieu of cash, he was granted RSUs that cliff vest two years from the date of grant, effectively § Executive Chairman’s Annual Bonus requiring a three-year vesting period. ü As a result of this change, the only cash compensation paid to our Executive Chairman in 2018, 2019 and 2020 was his base salary. ü Reduced the number of operating metrics to two from four since 2018, utilizing equal- § Streamlined Annual Bonus Performance Metrics weighted top-line and bottom-line performance metrics to further incentivize the achievement of profitable growth for our stockholders and greater transparency. ü Book Value RSUs vest at the end of three years vs. grants prior to 2018 that vested ratably each year over three years ü Increased weighting of Book Value RSUs relative to TSR RSUs ü Revised terms so that opportunity associated with Book Value RSUs can vary from 0- § Book Value RSUs 200% of target ü As a result of the changes to our Book Value RSUs, all performance-based long-term incentive awards have three-year performance periods where performance is measured at the end of year three 12Demonstrated Responsiveness to Stockholder Feedback Stockholder Engagement § To better understand our investors’ perspectives regarding our executive compensation program, for the last several years we have engaged in stockholder outreach, engaging holders of over 55% of outstanding shares after our 2020 proxy statement was filed (none of whom were our employees or directors) § The feedback we heard from our stockholders throughout our engagement meetings was shared with the leadership development and compensation committee and entire Board, and was incorporated into 2020 compensation decisions and our 2021 compensation program What we looked at Outcomes ü Structure of Executive Chairman’s annual bonus changed since 2018 so that, in lieu of cash, he was granted RSUs that cliff vest two years from the date of grant, effectively § Executive Chairman’s Annual Bonus requiring a three-year vesting period. ü As a result of this change, the only cash compensation paid to our Executive Chairman in 2018, 2019 and 2020 was his base salary. ü Reduced the number of operating metrics to two from four since 2018, utilizing equal- § Streamlined Annual Bonus Performance Metrics weighted top-line and bottom-line performance metrics to further incentivize the achievement of profitable growth for our stockholders and greater transparency. ü Book Value RSUs vest at the end of three years vs. grants prior to 2018 that vested ratably each year over three years ü Increased weighting of Book Value RSUs relative to TSR RSUs ü Revised terms so that opportunity associated with Book Value RSUs can vary from 0- § Book Value RSUs 200% of target ü As a result of the changes to our Book Value RSUs, all performance-based long-term incentive awards have three-year performance periods where performance is measured at the end of year three 12

Demonstrated Responsiveness to Stockholder Feedback What we looked at Outcomes ü The long-term incentive opportunity for all of our Named Executive Officers (“NEOs”) is 100% equity-based and 75% of the total 2020 annual award for all NEOs was comprised of performance-based Book Value RSUs and TSR RSUs that have a three-year § Performance-Based Equity performance period. No NEO participates in our Deferred Cash Bonus Plan or otherwise has a cash-based long-term incentive opportunity. ü In 2018, developed a new more refined benchmark group consisting of 18 companies across diversified financial services and real estate investment trusts. For 2020, we revised the benchmark group to remove two companies because they no longer met our qualitative and quantitative factors. ü Based on a study prepared by the leadership development and compensation § Developed Custom Benchmark Group committee’s independent compensation consultant using 2019 data available from our custom benchmark group, the total direct 2020 compensation paid to our Chief Executive Officer and our Executive Chairman approximated the median total direct compensation paid by the custom benchmark group members to their similarly situated executive officers. Changes to our executive compensation program continue to provide for more at risk compensation, including more being delivered in equity and subject to long-term Company performance 13Demonstrated Responsiveness to Stockholder Feedback What we looked at Outcomes ü The long-term incentive opportunity for all of our Named Executive Officers (“NEOs”) is 100% equity-based and 75% of the total 2020 annual award for all NEOs was comprised of performance-based Book Value RSUs and TSR RSUs that have a three-year § Performance-Based Equity performance period. No NEO participates in our Deferred Cash Bonus Plan or otherwise has a cash-based long-term incentive opportunity. ü In 2018, developed a new more refined benchmark group consisting of 18 companies across diversified financial services and real estate investment trusts. For 2020, we revised the benchmark group to remove two companies because they no longer met our qualitative and quantitative factors. ü Based on a study prepared by the leadership development and compensation § Developed Custom Benchmark Group committee’s independent compensation consultant using 2019 data available from our custom benchmark group, the total direct 2020 compensation paid to our Chief Executive Officer and our Executive Chairman approximated the median total direct compensation paid by the custom benchmark group members to their similarly situated executive officers. Changes to our executive compensation program continue to provide for more at risk compensation, including more being delivered in equity and subject to long-term Company performance 13

Demonstrated Responsiveness to Stockholder Feedback What we looked at Outcomes ü Published our First Annual Corporate Social Responsibility Report. In 2020, we published our first annual Corporate Social Reasonability Report to better inform the Company’s stakeholders about our actions and strategies involving various ESG topics. The CSR Report expanded on topics we previously addressed on our website, including our efforts to assist our airline customers as they work to achieve their sustainability goals and our efforts and accomplishments in creating and supporting a diverse and inclusive workplace, and diversifying our Board of Directors. It also provides a large amount of new information about our priorities regarding many environmental, social and governance § Additional Information about ESG Topics topics. ü Enhanced Focus on Climate-Related Risks and Opportunities. Our core strategy is helping our airline customers modernize their fleets through our fleet planning services and our portfolio of aircraft that are generally 20-30% more fuel-efficient and have a significantly smaller noise footprint than the aircraft they will replace. Our dedicated ESG committee regularly discusses how we can best address and move forward our priorities related to environmental sustainability, and we have included this topic as a reporting item at each of our regularly scheduled Board of Directors meetings. 14Demonstrated Responsiveness to Stockholder Feedback What we looked at Outcomes ü Published our First Annual Corporate Social Responsibility Report. In 2020, we published our first annual Corporate Social Reasonability Report to better inform the Company’s stakeholders about our actions and strategies involving various ESG topics. The CSR Report expanded on topics we previously addressed on our website, including our efforts to assist our airline customers as they work to achieve their sustainability goals and our efforts and accomplishments in creating and supporting a diverse and inclusive workplace, and diversifying our Board of Directors. It also provides a large amount of new information about our priorities regarding many environmental, social and governance § Additional Information about ESG Topics topics. ü Enhanced Focus on Climate-Related Risks and Opportunities. Our core strategy is helping our airline customers modernize their fleets through our fleet planning services and our portfolio of aircraft that are generally 20-30% more fuel-efficient and have a significantly smaller noise footprint than the aircraft they will replace. Our dedicated ESG committee regularly discusses how we can best address and move forward our priorities related to environmental sustainability, and we have included this topic as a reporting item at each of our regularly scheduled Board of Directors meetings. 14

Significant Improvement in Shareholder Support Advisory Vote on 2018 2020 Named Executive Officer Compensation 70% 95% Based on feedback received during shareholder outreach over the past few years, we modified our compensation program to reflect investor priorities The changes made to our compensation program have resonated with our investors and as a result, the 2020 advisory vote on named executive officer compensation rose to 95% approval, up from 70% approval in 2018 15Significant Improvement in Shareholder Support Advisory Vote on 2018 2020 Named Executive Officer Compensation 70% 95% Based on feedback received during shareholder outreach over the past few years, we modified our compensation program to reflect investor priorities The changes made to our compensation program have resonated with our investors and as a result, the 2020 advisory vote on named executive officer compensation rose to 95% approval, up from 70% approval in 2018 15

Air Lease 2021 Executive Compensation Program Like 2020, the 2021 executive compensation program is comprised of base salary, annual performance-based incentive compensation and long-term equity awards of book value, TSR and time- based RSUs We made some adjustments when we structured the 2021 program to reflect the challenges the Company faces in forecasting its performance in light of the pandemic, including: • Added a performance measure tied to Company’s lease utilization rate at the end of 2021 with a weighting of 20% • Increased percentage of Time-based RSUs and decreased the percentage of performance- based Book Value RSUs, each by 10% As a result, the 2021 program targets approximately 60% of our executives’ compensation as performance-based We believe the 2021 executive compensation program challenges and rewards our executives for contributing to our success 16Air Lease 2021 Executive Compensation Program Like 2020, the 2021 executive compensation program is comprised of base salary, annual performance-based incentive compensation and long-term equity awards of book value, TSR and time- based RSUs We made some adjustments when we structured the 2021 program to reflect the challenges the Company faces in forecasting its performance in light of the pandemic, including: • Added a performance measure tied to Company’s lease utilization rate at the end of 2021 with a weighting of 20% • Increased percentage of Time-based RSUs and decreased the percentage of performance- based Book Value RSUs, each by 10% As a result, the 2021 program targets approximately 60% of our executives’ compensation as performance-based We believe the 2021 executive compensation program challenges and rewards our executives for contributing to our success 16

Strength of ALC Leadership

A successful 30+ year partnership

- Mr. Udvar-Házy and Mr. Plueger have worked together for over 30 years, first building ILFC into one of the largest aircraft leasing companies in the world, and now establishing Air Lease as a market leader



Steven Udvar-Házy
Executive Chairman

- Mr. Udvar-Házy founded Air Lease in February 2010, serving as CEO & Chairman
- He is a pioneer in the aircraft leasing industry, and co-founded the business that became International Lease Finance Corporation (ILFC) in 1973, serving as CEO & Chairman

- In his full-time Executive Chairman role, Mr. Udvar-Házy leverages his long-standing industry relationships to work closely with our airline customers, OEMs and financiers to modernize and grow airline fleets

+



John L. Plueger
Chief Executive Officer & President

- Mr. Plueger joined Air Lease as its President, COO, and Board member in April 2010, shortly after the Company was formed
- He has more than 30 years of aviation industry and aircraft leasing experience, 25 of which were with ILFC, where he served on its Board, and as President and COO

- In his role as CEO & President, Mr. Plueger drives our strategic business priorities and is responsible for growing our business across all constituencies and continuing to build stockholder value

We believe that their partnership, experience, and knowledge are unmatched in the industry

17

Highly Engaged Board with Extensive Industry Relevant Experience

Strong Board evaluation and succession processes ensure the Board is comprised of Directors with the necessary skills and balance of perspectives to oversee our unique business



Denotes independent directors (Robert Milton through Ian M. Saines)

	Steven F. Udvar-Házy *Exec. Chairman*	John L. Plueger *CEO*	Robert Milton *LID*	Matthew J. Hart	Cheryl Gordon Krongard	Marshall O. Larsen	Susan McCaw	Ian M. Saines
			Former Chairman & CEO, Ace Aviation Holdings*	Retired President & COO, Hilton Hotels Corporation	Retired Senior Partner, Apollo Management	Retired Chairman, President & CEO, Goodrich Corporation	President, SRM Investments	Chief Executive, Funds Management Challenger Limited
Joined Board	2010	2010	2010	2010	2013	2014	2019	2010
Executive Leadership Experience	✔	✔	✔	✔	✔	✔	✔	✔
Airline Industry / Aviation	✔	✔	✔	✔	✔	✔		
Financial / Capital Allocation Expertise	✔	✔	✔	✔	✔	✔	✔	✔
International Experience	✔	✔	✔	✔	✔	✔	✔	✔
Risk Management / Oversight Expertise	✔	✔	✔	✔	✔	✔	✔	✔
Other Public Company Boards	✔ SkyWest	✔ Spirit AeroSystems Holdings	✔ Cathay Pacific Airways Limited ✔ Breeze Aviation Group, Inc.	✔ American Airlines Group ✔ American Homes 4 Rent	✔ Xerox Holdings	✔ Becton, Dickinson and Company ✔ Raytheon Technologies	✔ Lionsgate Entertainment	

AIR LEASE CORPORATION

*A holding company for Air Canada

18

Board Composition Board Composition* Exec. 5 years Chairman or less: 17% CEO 1 75% 25% Avg. tenure Independent Female 7 years *As of December 31, 2020 1 Includes independent non-executive board members only as of year-end 2020 All Directors except Executive Chairman and Chief Executive Officer are Independent Independent Lead Director with Clearly Defined Role and Responsibilities Commitment to Board Refreshment with 3 New Directors in Last 7 Years, including 1 Director in 2019 Average Tenure of Non-Executive Director Nominees of 7 Years 19Board Composition Board Composition* Exec. 5 years Chairman or less: 17% CEO 1 75% 25% Avg. tenure Independent Female 7 years *As of December 31, 2020 1 Includes independent non-executive board members only as of year-end 2020 All Directors except Executive Chairman and Chief Executive Officer are Independent Independent Lead Director with Clearly Defined Role and Responsibilities Commitment to Board Refreshment with 3 New Directors in Last 7 Years, including 1 Director in 2019 Average Tenure of Non-Executive Director Nominees of 7 Years 19

Commitment to ESG Understandably, environmental, social and governance matters continue to be a focus of our stakeholders In response to our discussions with stakeholders, we introduced a Corporate Responsibility page on our website in 2019 detailing our efforts at the highest level As part of the continued evolution of our disclosures, in 2020 we published our first comprehensive Corporate Social Responsibility Report to further acknowledge and outline our commitment to ESG priorities We are dedicated to continued enhancement of our ESG disclosures in our Corporate Social Responsibility Report and are seeking stakeholder feedback 20Commitment to ESG Understandably, environmental, social and governance matters continue to be a focus of our stakeholders In response to our discussions with stakeholders, we introduced a Corporate Responsibility page on our website in 2019 detailing our efforts at the highest level As part of the continued evolution of our disclosures, in 2020 we published our first comprehensive Corporate Social Responsibility Report to further acknowledge and outline our commitment to ESG priorities We are dedicated to continued enhancement of our ESG disclosures in our Corporate Social Responsibility Report and are seeking stakeholder feedback 20

Environmental Highlights Our core strategy is to work with our airline customers to replace their older aircraft with the most modern, fuel-efficient aircraft available. The aviation industry is committed to reducing its environmental impact and we believe our new aircraft are vital to helping our industry achieve its sustainability goals over time. As of December 31, 2020, our owned fleet of 332 aircraft had a weighted average age of 4.1 years (6.9 years younger than the average of the world’s fleet of commercial passenger aircraft) and our order book was comprised of 361 of the most environmentally friendly commercial passenger aircraft available The new aircraft we have on order from the manufacturers are generally 20% to 30% more fuel-efficient than those they will replace, as shown in the chart below, and have a significantly smaller noise footprint Our headquarters in Los Angeles are located in a LEED GOLD certified building Approximate fuel burn improvement vs. previous generation aircraft 35% 30% 25% 20% 15% 10% 5% 0% 737-8 A320neo / A220-300 A330-900neo A350 787 A321neo Source: Boeing & Airbus. 2020 Aircraft comparisons: A220-300 compared to A319ceo. A320neo compared to A320ceo. A321neo compared to A321ceo. A330-900neo compared to B767-300ER. A350- 900 compared to B777-200ER. A350-1000 compared to B777-300ER. 737 compared to 737NG (no winglet). 787 compared to 767-300ER. 737-8 is 20% lower and 737-9 is 21% lower. 787-9 is 31% lower and 787-10 is 35% lower. A320neo is 20% lower, A321neo is 22% lower. A350-900 and A350-1000 both 25% lower. 21Environmental Highlights Our core strategy is to work with our airline customers to replace their older aircraft with the most modern, fuel-efficient aircraft available. The aviation industry is committed to reducing its environmental impact and we believe our new aircraft are vital to helping our industry achieve its sustainability goals over time. As of December 31, 2020, our owned fleet of 332 aircraft had a weighted average age of 4.1 years (6.9 years younger than the average of the world’s fleet of commercial passenger aircraft) and our order book was comprised of 361 of the most environmentally friendly commercial passenger aircraft available The new aircraft we have on order from the manufacturers are generally 20% to 30% more fuel-efficient than those they will replace, as shown in the chart below, and have a significantly smaller noise footprint Our headquarters in Los Angeles are located in a LEED GOLD certified building Approximate fuel burn improvement vs. previous generation aircraft 35% 30% 25% 20% 15% 10% 5% 0% 737-8 A320neo / A220-300 A330-900neo A350 787 A321neo Source: Boeing & Airbus. 2020 Aircraft comparisons: A220-300 compared to A319ceo. A320neo compared to A320ceo. A321neo compared to A321ceo. A330-900neo compared to B767-300ER. A350- 900 compared to B777-200ER. A350-1000 compared to B777-300ER. 737 compared to 737NG (no winglet). 787 compared to 767-300ER. 737-8 is 20% lower and 737-9 is 21% lower. 787-9 is 31% lower and 787-10 is 35% lower. A320neo is 20% lower, A321neo is 22% lower. A350-900 and A350-1000 both 25% lower. 21

Social Highlights

We are committed to operating with the highest standard for social responsibility. As such, we strive to cultivate an environment where all our employees can succeed; we believe in doing business with companies that uphold our high standards; and we aim to support the communities in which we do business and educational and charitable organizations within the aviation industry.

- ✓ We provide a comprehensive benefits package benchmarked in the 90th percentile of coverage for similarly sized companies. Our benefits package includes various employee assistance programs that provide wellness benefits.
- ✓ We offer competitive compensation and all employees in the U.S., and to the extent practicable employees outside the U.S., are eligible to participate in our long-term stock-based incentive plan.
- ✓ We are building a diverse organization that respects different backgrounds and experiences; 36% of our employees are multicultural and over 50% are female.
- ✓ We have a Code of Business Conduct and Ethics and Supplier Code of Conduct which clearly outlines expectations for our employees and these companies with which we do business.
- ✓ We support and pay for training and education programs that provide continual improvement for our employees, including continuing education, leasing seminars, and conferences related to the employee's role in the Company.
- ✓ We require all employees to participate in our training programs, including anti-harassment, compliance and cyber security.
- ✓ We require all employees to participate in training focused on promoting equity in the workplace.
- ✓ We support various charitable causes with both financial and human resources to advance aviation, education and humanitarian assistance.
- ✓ As of December 31, 2020, we had aircraft leased to customers across 29 countries considered emerging markets and developing economies.

AIR LEASE CORPORATION

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Governance Highlights We maintain governance practices that we believe establish meaningful accountability for our Company and our Board, including: ü All Directors except Executive Chairman and Chief Executive Officer are Independent ü Independent Lead Director with Clearly Defined Role and Responsibilities ü Commitment to Board Refreshment with 3 New Directors in Last 7 Years, including 1 Director in 2019 ü Average Tenure of Non-Executive Director Nominees of 7 Years ü Majority Vote Standard for Director Elections ü All Directors Elected on an Annual Basis ü Annual Board and Committee Evaluations ü All Audit Committee Members are Financial Experts ü Focus on Critical Risk Oversight Role ü Ongoing Board Succession Planning - Management and Board Dialogue to Ensure Successful Oversight and Succession Planning ü Active Board Oversight of the Company’s Governance ü Director and Executive Officer Stock Ownership Guidelines ü Prohibition on Short Sales, Transactions in Derivatives and Hedging of Company Stock by Directors and all Employees ü Prohibition on Pledging of Company Stock by Directors and Executive Officers ü Compensation Committee was renamed the Leadership Development and Compensation Committee in 2020 in recognition of its broadening responsibilities regarding human capital management ü All of the independent Directors are invited to attend the meetings of the committees they are not members of and regularly attend those meetings. 23Governance Highlights We maintain governance practices that we believe establish meaningful accountability for our Company and our Board, including: ü All Directors except Executive Chairman and Chief Executive Officer are Independent ü Independent Lead Director with Clearly Defined Role and Responsibilities ü Commitment to Board Refreshment with 3 New Directors in Last 7 Years, including 1 Director in 2019 ü Average Tenure of Non-Executive Director Nominees of 7 Years ü Majority Vote Standard for Director Elections ü All Directors Elected on an Annual Basis ü Annual Board and Committee Evaluations ü All Audit Committee Members are Financial Experts ü Focus on Critical Risk Oversight Role ü Ongoing Board Succession Planning - Management and Board Dialogue to Ensure Successful Oversight and Succession Planning ü Active Board Oversight of the Company’s Governance ü Director and Executive Officer Stock Ownership Guidelines ü Prohibition on Short Sales, Transactions in Derivatives and Hedging of Company Stock by Directors and all Employees ü Prohibition on Pledging of Company Stock by Directors and Executive Officers ü Compensation Committee was renamed the Leadership Development and Compensation Committee in 2020 in recognition of its broadening responsibilities regarding human capital management ü All of the independent Directors are invited to attend the meetings of the committees they are not members of and regularly attend those meetings. 23

AppendixAppendix

Appendix Non-GAAP reconciliation Year Ended December 31, (in thousands, except percentage data) 2020 Reconciliation of net income available to common stockholders to adjusted net income before income taxes: Net income available to common stockholders $ 500,889 Amortization of debt discounts and issuance costs 43,025 Stock-based compensation 17,628 Settlement - Insurance recovery on settlement - Provision for income taxes 130, 414 Adjusted net income before income taxes $ 691,956 Reconciliation of denominator of adjusted pre-tax return on common equity: Beginning common shareholders' equity $ 5,373,544 Ending common shareholders' equity $ 5,822,341 Average common shareholders' equity $ 5,597,943 1 Adjusted pre-tax return on common equity 12.4% 1 Adjusted pre-tax return on common equity is adjusted net income before income taxes divided by average common shareholders’ equity. 25Appendix Non-GAAP reconciliation Year Ended December 31, (in thousands, except percentage data) 2020 Reconciliation of net income available to common stockholders to adjusted net income before income taxes: Net income available to common stockholders $ 500,889 Amortization of debt discounts and issuance costs 43,025 Stock-based compensation 17,628 Settlement - Insurance recovery on settlement - Provision for income taxes 130, 414 Adjusted net income before income taxes $ 691,956 Reconciliation of denominator of adjusted pre-tax return on common equity: Beginning common shareholders' equity $ 5,373,544 Ending common shareholders' equity $ 5,822,341 Average common shareholders' equity $ 5,597,943 1 Adjusted pre-tax return on common equity 12.4% 1 Adjusted pre-tax return on common equity is adjusted net income before income taxes divided by average common shareholders’ equity. 25